UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

420 Lexington Avenue New York, NY	10170
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

(Name and address of agent for service)

Registrant's telephone number, including area code: 215.830.8990

Date of fiscal year end:  04/30/2011

Date of reporting period: 04/30/2011

ITEM 1.	REPORTS TO SHAREHOLDERS
The Annual report to Shareholders for the period ended April 30, 2011 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

中国

THE USX CHINA FUND

ANNUAL REPORT

April 30, 2011

For additional information call Toll Free: (877) - CHINA35
(877) - 244-6235

360 Funds	ANNUAL REPORT

May 12, 2011

Dear Shareholders,

I am pleased to present the Annual Report for The USX China Fund (the “Fund”) for the year ended April 30, 2011. The Fund’s average annual total returns versus its benchmarks at April 30, 2011 were as follows:

		One Year Ended April 30, 2011	Five Years Ended April 30, 2011	Commencement of Operations through April 30, 2011
Class A(1)	With sales charge	(47.48)%	(8.11)%	(4.33)%
	Without sales charge	(45.00)%	(7.26)%	(3.54)%
Class C(2)	With contingent deferred sales charge	(45.99)%	(7.91)%	(3.85)%
	Without contingent deferred sales charge	(45.45)%	(7.91)%	(3.85)%
S&P 500 Total Return(3)		17.22%	2.95%	4.44%
MSCI AC Asia Pacific Excluding Japan Index(3)		22.10%	10.98%	14.91%
Halter USX China Index(3)		17.88%	13.19%	15.62%

China has been trying to slow their economy and real estate markets since the first of the year by raising interest rates, capital reserves of banks and taxes on real estate gains.  So far, we believe China has been successful, as the 1st quarter GDP ending March 31, 2011 showed a gain of 9.4% versus a gain of 1.8% GDP in the USA. Furthermore, the U.S. Dollar has been volatile due to the European Greek, Irish, Spanish, Icelandic and Italian debt crises and the Chinese Yuan has strengthened versus the dollar by 5% due to the turmoil in the U.S. debt ceiling debate and deficit spending of the federal and state governments. We still believe that a dramatic consumer oriented portfolio of the People’s Republic of China companies will outperform World markets once the U.S. debt ceiling situation comes to a conclusion. Developing a strong consumer society is the priority of the Chinese government-tightening package, and we will invest accordingly. China’s total tightening package to fight inflation has resulted in 10 bank reserve rate increases, but we believe that since China got out of a short economic slump two years ago and has since returned to fast growth, it is well-positioned to manage its economy.  Among other things, its relatively strong cash position of its companies, individuals and national government will help to accomplish that goal.

The Fund’s top five holdings as of April 30, 2011 were as follows:

1.	China Redstone Group, Inc.	6.57%
2.	Longwei Petroleum Investment Holding Ltd.	6.17%
3.	ChinaNet Online Holdings, Inc.	5.94%
4.	NF Energy Savings Corp.	5.75%
5.	China Nutrifruit Group Ltd.	4.78%

The Fund’s top 10 holdings as of April 30, 2011 constitute 49.13% of the entire portfolio.

As of April 30, 2011 the industry areas of the Fund’s portfolio reflected domestic companies with the following weightings:

1.	Food	19.48%
2.	Electrical Component & Equipment	14.25%
3.	Agriculture	11.52%
4.	Oil & Gas	10.42%
5.	Commercial Services	9.80%
6.	Machinery Diversified	7.13%
7.	Advertising	5.94%
8.	Transportation	3.41%
9.	Chemicals	2.28%
10.	Building Materials	2.24%
11.	Auto Manufacturers	2.22%
12.	Media	2.14%
13.	Housing Construction	1.84%
14.	Leisure Time	1.36%
15.	Coal	0.24%
16.	Internet	0.20%

The percentages in the above tables are based on market value of the Fund’s portfolio as of April 30, 2011 and are subject to change.

360 Funds	ANNUAL REPORT

Throughout the last twelve months, the global economy has been dramatically slowed by the bursting of the debt bubble (mostly in Europe). In response, most countries have printed massive amounts of paper money in an effort to bail out mistakes and failures of the past. Only China’s tightening package, which has raised bank reserve rates 10 times from 15.0% to 20.5% and increased interest rates 6 times since January 1st, can be called a “slow down” and still result in GDP growth of 8% to 9%; China’s banks needed no bailouts (i.e., they did not need any printed paper money to survive), nor did their auto industry need any bailouts. In fact, 4 of the top 10 banks in the world are Chinese and all of those are profitable. In addition, the domestic Chinese auto market has surpassed the domestic US auto market to become #1 in unit sales in the world, with annualized unit sales of 18 million per year versus 6 million per year here in the USA domestic market in 2010.

The GDP of China continues to grow at high single digits versus very small positive growth rates in developed Western countries. The Chinese government continues to raise interest rates (5 times in the last 6 months) and bank capital reserves are now 20.5%, up from a low of 15.0%. The continual raising of interest rates has directly affected the Chinese stock markets more than 30% from the peak in 2009. For example, price/earnings ratios have dropped from 20 times earnings per share to 12 times earnings per share on the Shanghai exchange. This event has crossed the Pacific and has had the effect of lowering Chinese ADR’s price/earnings ratios to 2-5 times earnings per share, causing the value of the Fund to decrease, even while the companies owned by the Fund are reporting very high growth of revenue and earnings for all 2010 and 1st quarter of 2011.

Year to date 2011, the Fund’s Class A shares have lost 33.79% of their value while America’s S&P 500 has gained 9.06%. The Halter USX China Index gained 9.22% and the MSCI AC Asia Pacific Ex Japan Index gained 6.38% during the period. One difference in performance is attributable to the Fund’s policy of not investing in financial institutions or any real estate development companies represented in the Fund’s holdings, as companies in these sectors are often under direct government control and limit most of their loans to only the largest state-owned enterprises. However, the Halter USX China Index and MSCI AC Asia Pacific Ex Japan Index both hold the entire banking group, which now has several large NYSE-listed banks and also large real estate development companies. Additionally, the indices reflect the performance of IPO deals not available to the Fund. The indices are able to “buy” the stock at the IPO price and realize huge gains on paper. This is not possible in the real world of Wall Street, where allocations of IPO’s are given to only the largest customers that generate the most commissions. Finally, the indices include a number of export-focused Chinese companies, while the Fund purchases, among other things, domestically-focused Chinese companies.  Over the past few months, the Fund has been hurt by a number of questionable research reports regarding small and mid-cap domestically-focused Chinese companies.  These negative "short-call" research reports have suggested that many Chinese companies are complete frauds, which has encouraged shorting of, and discouraged investment in, these companies.  Two of these companies have been proven to be frauds, but others have reported that they are hiring new, upgraded auditors and clearing up or revising their financial statements for SEC reporting purposes.  From our perspective, it appears that most, if not all, domestic-focused Chinese small and mid-cap companies have been tainted by a few bad apples.  A lot of these companies are now trading below reported book value, cash value per share and tangible book value.  While we recognize that some of these companies' financials will be revised, the focus of the Fund will continue to be on the fundamentals of small and mid-cap domestic companies that profit from increased wages, personal income and domestic demand in China.

The Fund had short-term underperformance, but we still believe in the investing approach of concentrating on companies that will grow with the Chinese domestic economy. For the fiscal year April 30, 2010 to April 30, 2011 the Fund has decreased, but we believe there is extreme value in our portfolio as most of its holdings have no debt and trade below book value, tangible book value or cash value per share.

We continue to believe the People’s Republic of China is still the best country to invest in due to the country’s superior GDP growth, fast-growing middle class with higher incomes, and little to no debt. We believe the commodity inflation imported into the People’s Republic of China from the west will decline as western countries remain in recession or recession-like economies. As manager of the Fund, I have positioned the Fund to focus on domestically-oriented companies. Earnings of the companies in our portfolio have consistently met or exceeded expectations, and we have confidence they will continue to do so for the remainder of 2011. If the single digit price-to-earnings ratio average they now trade at holds, we could be in a position to substantially narrow our year-to-date loss during the rest of 2011.

Thank you for your support and continued faith in our ability to guide your investments.

Your Mainland China Fund Manager,
Stephen L. Parr
Portfolio Manager and President of The USX China Fund

360 Funds	ANNUAL REPORT

This report is intended for the shareholders of The USX China Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus, a copy of which may be obtained at http://www.theusxchinafund.com or by calling 1-877-244-6235.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. Please consider the Fund’s objective, risk, charges and expenses carefully before investing in the Fund. The prospectus contains information about those and other important matters relating to the Fund. Please read the prospectus carefully before you invest.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-877-244-6235.

(1) The USX China Fund Class A shares commenced operations on September 23, 2005. The maximum sales charge for Class A shares is 4.50%. Class A shareholders pay a 0.50% contingent deferred sales charge (“CDSC”) if Class A purchases exceeding $3 million are redeemed within one year of purchase.

(2) The USX China Fund Class C shares commenced operations on July 1, 2005. Class C shareholders pay a 1.00% CDSC if shares are redeemed within one year of purchase.

(3) The benchmarks’ commencement of operations returns were calculated assuming a commencement date of July 1, 2005. The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The MSCI AC Asia Pacific Excluding Japan Index by Morgan Stanley Capital International is a capitalization weighted index that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. The Halter USX China Index by the Halter Financial Group is a modified market capitalization weighted index comprised of U.S. exchange listed securities of companies that derive a majority of their revenues from the People’s Republic of China. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

360 Funds	ANNUAL REPORT

COMPARISON OF A $10,000 INVESTMENT IN THE USX CHINA FUND, THE S&P 500 TOTAL RETURN INDEX, THE MSCI AC ASIA PACIFIC EXCLUDING JAPAN INDEX AND THE HALTER USX CHINA INDEX

Average Annual Total Return

		One Year Ended April 30, 2011	Five Years Ended April 30, 2011	Commencement of Operations through April 30, 2011
Class A(1)	With sales charge	(47.48)%	(8.11)%	(4.33)%
	Without sales charge	(45.00)%	(7.26)%	(3.54)%
Class C(2)	With contingent deferred sales charge	(45.99)%	(7.91)%	(3.85)%
	Without contingent deferred sales charge	(45.45)%	(7.91)%	(3.85)%
S&P 500 Total Return(3)		17.22%	2.95%	4.44%
MSCI AC Asia Pacific Excluding Japan Index(3)		22.10%	10.98%	14.91%
Halter USX China Index(3)		17.88%	13.19%	15.62%

(1)	The USX China Fund Class A shares commenced operations on September 23, 2005.
(2)	The USX China Fund Class C shares commenced operations on July 1, 2005.
(3)	The benchmarks’ commencement of operations returns were calculated assuming a commencement date of July 1, 2005.

360 Funds	ANNUAL REPORT

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return calculations reflect expense reimbursements and/or fee waivers in the applicable periods. See financial highlights for periods where fees were waived and/or reimbursed.

The above graph depicts the performance of The USX China Fund versus the S&P 500 Total Return Index, the MSCI AC Asia Pacific Excluding Japan Index and the Halter USX China Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The MSCI AC Asia Pacific Excluding Japan Index by Morgan Stanley Capital International is a capitalization weighted index that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. The Halter USX China Index by the Halter Financial Group is a modified market capitalization weighted index comprised of U.S. exchange listed securities of companies that derive a majority of their revenues from the People’s Republic of China. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, MSCI AC Asia Pacific Excluding Japan Index or Halter USX China Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with The USX China Fund, which will not invest in certain securities comprising these indices.

360 Funds	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period and held for the entire period of 11/01/10 through 04/30/11. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period ended April 30, 2011

Actual Fund Return (in parentheses)	Beginning Account Value 11/01/10	Ending Account Value 04/30/11	Expenses Paid During Period*
The USX China Fund Class A (-33.51%)	$1,000.00	$664.90	$9.29
The USX China Fund Class C (-33.80%)	1,000.00	662.00	12.36

Hypothetical 5% Fund Return	Beginning Account Value 11/01/10	Ending Account Value 04/30/11	Expenses Paid During Period*
The USX China Fund Class A	$1,000.00	$1,013.64	$11.23
The USX China Fund Class C	1,000.00	1,009.92	14.95

* Expenses are equal to the Fund’s expense ratios of 2.25% and 3.00% for The USX China Fund Class A and Class C shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

360 Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2011	ANNUAL REPORT

COMMON STOCK - (79.46%)	Shares	Fair Value

ADVERTISING (3.70%)
ChinaNet Online Holdings, Inc. *	79,700	$255,837

AGRICULTURE (10.90%)
Asia Green Agriculture Corp. (Acquired 08/09/2010, Cost $157,498) * F, R	49,968	157,499
Southern China Livestock, Inc. * F ∆	30,000	150,000
Tianli Agritech, Inc. *	62,300	202,475
Yasheng Group *	139,000	243,250
		753,224

AUTO MANUFACTURERS (2.10%)
Kandi Technologies Corp. *	50,000	145,000

BUILDING MATERIALS (2.12%)
China Infrastructure Construction Corp. *	198,200	146,668

CHEMICALS (2.16%)
Changda International Holdings, Inc. *	201,500	149,110

COMMERCIAL SERVICES (9.27%)
China Redstone Group, Inc. *	226,200	429,780
Sino Green Land Corp. *	1,242,500	211,225
		641,005

ELECTRICAL COMPONENTS & EQUIPMENT (13.48%)
China Electric Motor, Inc. * F, H	25,000	50,925
China Intelligent Lighting and Electronics, Inc. * F, H	50,000	74,200
China Power Equipment, Inc. *	135,000	121,500
China Ritar Power Corp. * F, H	66,000	95,040
GC China Turbine Corp. *	575,000	253,000
New Energy Systems Group *	64,400	236,348
NIVS IntelliMedia Technology Group, Inc. * F, H	65,000	100,551
		931,564

FOOD & BEVERAGE (15.33%)
China Marine Food Group Ltd. *	47,000	163,090
China Nutrifruit Group Ltd. *	46,000	98,440
Oriental Dragon Corp. * F ∆	50,000	250,000
Emerald Dairy, Inc. *	274,500	244,305
Yanglin Soybean, Inc. *	53,100	26,550
Yuhe International, Inc. *	50,000	277,000
		1,059,385
INTERNET (0.02%)
Moqizone Holding Corp. *	1,824	548
Moqizone Holding Corp. (Acquired 03/15/2011, Cost $5,600) * R	3,111	933
		1,481
LEISURE TIME (1.29%)
Universal Travel Group * F, H	30,000	89,100

MACHINERY - DIVERSIFIED (5.44%)
NF Energy Saving Corp. *	127,500	376,125

MEDIA (2.02%)
China Yida Holding Co. *	20,000	140,000

The accompanying notes are an integral part of these financial statements.

360 Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2011		ANNUAL REPORT

COMMON STOCK - (79.46%) (continued)		Shares	Fair Value

OIL & GAS (9.85%)
China North East Petroleum Holdings Ltd. *		65,000	$277,550
Longwei Petroleum Investment Holding Ltd. *		222,000	403,600
			681,150

TRANSPORTATION (1.78%)
Andatee China Marine Fuel Services Corp. *		38,000	123,120

TOTAL COMMON STOCK (Cost $8,966,461)			5,492,769

PREFERRED STOCK - (8.31%)

ADVERTISING (1.85%)
ChinaNet Online Holdings, Inc.		40,000	128,400

FOOD & BEVERAGE (3.10%)
China Nutrifruit Group Ltd.		10,000	214,000

HOUSING CONSTRUCTION (1.74%)
China Wood, Inc. F		30,000	120,000

INTERNET (0.17%)
Moqizone Holding Corp.		70	11,666

TRANSPORTATION (1.45%)
China Dredging Group (Acquired 10/25/2010, Cost $100,000) * F, R		20,000	100,000

TOTAL PREFERRED STOCK (Cost $720,000)			574,066

	Expiration Date -
WARRANTS - (1.59%)	Exercise Price
American Lorain Corp. A *	05/02/15 - $ 3.00	14,000	-
American Lorain Corp. B *	11/02/13 - $ 3.00	4,000	-
Asia Green Agriculture Corp. (Acquired 08/09/2010, Cost $0) * F, R	08/20/13 - $ 3.78	3,997	-
Benda Pharmaceutical, Inc. *	11/15/11 - $ 0.555	757,218	-
China Infrastructure Construction Corp. *	03/05/13 - $ 6.00	50,000	-
China North East Petroleum Holdings Ltd. *	03/08/12 - $ 6.00	8,000	-
China Nutrifruit Group Ltd. *	10/08/13 - $ 3.30	25,000	-
China Redstone Group, Inc. *	02/23/14 - $ 4.10	25,000	-
China Wood, Inc. * F	09/01/15 - $ 4.80	15,000	-
ChinaNet Online Holdings, Inc. A *	08/20/12 - $ 3.00	20,000	4,200
ChinaNet Online Holdings, Inc. B *	08/20/14 - $ 3.75	20,000	-
Oriental Dragon Corp. * F	10/22/14 - $ 6.00	25,000	-
HQ Sustainable Maritime Industries, Inc. * F, H	08/13/15 - $ 4.5156	10,000	-
L & L Energy, Inc. *	11/06/14 - $ 5.62	12,000	15,960
Longwei Petroleum Investment Holding Ltd. *	10/29/12 - $ 2.255	182,000	-
Moqizone Holding Corp. A *	05/31/12 - $ 2.50	19,445	-
Moqizone Holding Corp. B *	05/31/12 - $ 3.00	19,445	-
Rodobo International, Inc. *	06/17/15 - $ 3.50	18,500	-
Shengtai Pharmaceutical, Inc. *	05/15/12 - $ 2.60	100,000	-
SinoCoking Coal and Coke Chemical Industries, Inc. *	03/10/15 - $ 12.00	12,500	-
SinoHub, Inc. B *	09/10/13 - $ 3.00	50,000	-
SmartHeat, Inc. *	08/22/11 - $ 6.00	20,000	-
Southern China Livestock, Inc. * F	03/28/14 - $ 5.50	15,000	-
Wuhan General Group China, Inc. * F	02/07/12 - $ 2.563	180,000	90,000
Zoom Technologies, Inc. A *	11/15/15 - $ 4.71	75,000	-
TOTAL WARRANTS (Cost $103,267)			110,160

The accompanying notes are an integral part of these financial statements.

360 Funds
The USX China Fund
SCHEDULE OF INVESTMENTS
April 30, 2011	ANNUAL REPORT

	Shares	Fair Value
SHORT TERM INVESTMENTS (5.23%)
Fifth Third Institutional Money Market Fund, 0.08% ** (Cost $361,779)	361,779	361,779

TOTAL INVESTMENTS (Cost $10,151,507) - 94.59%		$6,538,774
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 5.41%		373,683
NET ASSETS - 100%		$6,912,457

*	Non-income producing security.

**	Rate shown represents the rate at April 30, 2011, is subject to change and resets daily.

F
This security was valued at fair value as determined by Parr using procedures approved by the Board of Trustees.  The total fair value of such securities at April 30, 2011 is $1,277,315 which represents 18.48% of total net assets.  These securities are classified as either level 2 or level 3 of the fair value heirarchy.  For details relating to each fair valued security, please see Note 1.

R
This security is restricted from sale until certain regulatory filings are approved.  The total fair value of such securities at April 30, 2011 is $258,432 which represents 3.67% of total net assets.  These securities are classified as either level 2 or level 3 of the fair value heirarchy.  For details relating to each restricted security, please see Note 1.

H	Trading of this security has been halted by the exchange.

∆	No longer restricted from sale, but not publicly traded as of April 30, 2011.

The accompanying notes are an integral part of these financial statements.

360 Funds
STATEMENT OF ASSETS AND LIABILITIES - April 30, 2011	ANNUAL REPORT

The USX China Fund
Assets:
Investments, at fair value (cost: $10,151,507)	$6,538,774
Receivables:
Investments sold	413,123
Dividends and interest	2
Prepaid expenses	23,927
Due from Advisor and Former Advisor	28,125
Total assets	7,003,951

Liabilities:
Payables:
Investments purchased	41,843
Distribution fees	9,546
Due to Administrator	9,922
Other liabilities and accrued expenses	30,183
Total liabilities	91,494
Net Assets	$6,912,457

Net Assets consist of:
Common stock	$1,093
Additional paid-in capital	17,042,616
Accumulated realized loss on investments	(6,518,519)
Net unrealized depreciation on investments	(3,612,733)

Total Net Assets (1,093,947 shares outstanding; unlimited shares of $0.001 par value authorized)	$6,912,457

Class A shares:
Net Assets applicable to 1,057,218 shares outstanding	$6,688,089
Net Asset Value per share	$6.33

Offering price per share Class A *	$6.63

Minimum redemption price per share Class A **	$6.30

Class C shares:
Net Assets applicable to 36,729 shares outstanding	$224,368
Net Asset Value and offering price per share	$6.11

Minimum redemption price per share Class C ***	$6.05

*	A maximum sales charge of 4.50% is imposed on Class A shares.
**	Class A shareholders pay a 0.50% contingent deferred sales charge (“CDSC”) if Class A share purchases exceeding $3 million are redeemed within one year of purchase.
***	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.

The accompanying notes are an integral part of these financial statements.

360 Funds
STATEMENT OF OPERATIONS	ANNUAL REPORT

The USX China Fund

For the Year Ended
April 30, 2011
Investment income:
Dividends	$48,724
Interest	771
Total investment income	49,495

Expenses:
Investment advisory fees	162,517
Distribution fees - Class A	30,853
Distribution fees - Class C	6,601
Accounting and transfer agent fees	75,000
Legal fees	40,832
Insurance fees	33,942
Registration fees	25,356
Audit fees	19,400
Custody fees	18,190
Compliance officer compensation	18,000
Miscellaneous	12,665
Out of pocket expenses	12,284
Trustee fees	10,037
Pricing fees	4,920
Printing fees	164
Total expenses	470,761
Less: fees waived and expenses absorbed	(173,280)
Net expenses	297,481

Net investment loss	(247,986)

Realized and unrealized loss on investments:
Net realized loss on investments	(1,266,744)
Net change in unrealized depreciation on investments	(5,606,127)
Net loss on investments	(6,872,871)

Net decrease in net assets resulting from operations	$(7,120,857)

The accompanying notes are an integral part of these financial statements.

360 Funds
STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

	The USX China Fund

	For the Year Ended	For the Year Ended
	April 30, 2011	April 30, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(247,986)	$(347,151)
Net realized gain (loss) on investments	(1,266,744)	5,868,540
Net change in unrealized appreciation (depreciation) on investments	(5,606,127)	6,928,849
Net increase (decrease) in net assets resulting from operations	(7,120,857)	12,450,238

Decrease in net assets from capital share transactions (Note 2)	(4,481,389)	(5,490,814)

Total increase (decrease) in net assets	(11,602,246)	6,959,424

Net Assets:
Beginning of year	$18,514,703	$11,555,279

End of year	$6,912,457	$18,514,703

Undistributed net investment income	$-	$-

The accompanying notes are an integral part of these financial statements.

360 Funds
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Year	ANNUAL REPORT

	The USX China Fund
	Class A

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Year Ended April 30, 2008	For the Year Ended April 30, 2007
Net Asset Value, Beginning of Year	$11.51	$5.23	$13.07	$14.62	$12.03

Investment Operations:
Net investment loss (a)	(0.17)	(0.18)	(0.16)	(0.23)	(0.15)
Net realized and unrealized gain (loss) on investments	(5.01)	6.46	(6.95)	1.02	2.80
Total from investment operations	(5.18)	6.28	(7.11)	0.79	2.65

Distributions:
From net realized capital gain	-	-	(0.73)	(2.34)	(0.06)
Total distributions	-	-	(0.73)	(2.34)	(0.06)

Net Asset Value, End of Year	$6.33	$11.51	$5.23	$13.07	$14.62

Total Return (b)	(45.00)%	120.08%	(54.41)%	1.83%	22.09%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,688	$17,406	$10,928	$31,650	$32,054

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.58%	2.97%	3.08%	2.35%	2.80%
After fees waived and expenses absorbed	2.25%	2.14%	2.20%	2.25%	2.18%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.20)%	(2.76)%	(2.92)%	(1.51)%	(1.80)%
After fees waived and expenses absorbed	(1.87)%	(1.92)%	(2.04)%	(1.41)%	(1.18)%

Portfolio turnover rate	104.59%	131.37%	81.83%	75.41%	40.84%

(a)	Per share amounts were calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

360 Funds
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Year	ANNUAL REPORT

	The USX China Fund
	Class C

	For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009	For the Year Ended April 30, 2008		For the Year Ended April 30, 2007
Net Asset Value, Beginning of Year	$11.20		$5.13		$12.94	$14.59		$12.01

Investment Operations:
Net investment loss (a)	(0.23)		(0.26)		(0.24)	(0.35)		(0.26)
Net realized and unrealized gain (loss) on investments	(4.86)		6.33		(6.85)	1.04		2.80
Total from investment operations	(5.09)		6.07		(7.09)	0.69		2.54

Distributions:
From net realized capital gain	-		-		(0.73)	(2.34)		-
Total distributions	-		-		(0.73)	(2.34)		-

Paid-in capital from CDSC fees	-	(b)	-	(b)	0.01	-	(b)	0.04

Net Asset Value, End of Year	$6.11		$11.20		$5.13	$12.94		$14.59

Total Return (c)	(45.45)%		118.32%		(54.74)%	1.12%		21.48%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$224		$1,109		$627	$2,177		$909

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.33%		3.72%		3.83%	3.10%		3.85%
After fees waived and expenses absorbed	3.00%		3.00%		3.00%	3.00%		3.00%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.95)%		(3.51)%		(3.67)%	(2.26)%		(2.89)%
After fees waived and expenses absorbed	(2.62)%		(2.79)%		(2.84)%	(2.16)%		(2.04)%

Portfolio turnover rate	104.59%		131.37%		81.83%	75.41%		40.84%

(a)	Per share amounts were calculated using the average shares method.
(b)	CDSC fees resulted in less than $0.01 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

360 Funds (formerly known as the Parr Family of Funds), (the “Trust”), was organized on February 25, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The sole series of shares of the Trust is The USX China Fund (the “Fund”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is long term growth of capital. Effective March 15, 2011, the Fund’s investment adviser is Matrix 360 Adviser, LLC (the “Adviser”). Prior to March 15, 2011, the Fund’s investment adviser was Parr Financial Group, LLC (“Parr” or the “Former Adviser”). The Fund offers two classes of shares, Class A and Class C shares. The Class C shares commenced operations on July 1, 2005. The Class A shares commenced operations on September 23, 2005. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)         Investment Valuation - Common stocks and other equity securities listed on a securities exchange or quoted on a national market system are valued at 4:00 p.m., New York time, on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid quotation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2. Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.  In addition, for securities that are halted for several days, pursuant to fair value procedures adopted by the Fund’s Board of Trustees, Parr will determine an adjustment to the price.  The relevant inputs that Parr may consider in establishing the fair value include, but would not be limited to; the general market conditions in the Chinese reverse merger stock market and the overall financial market; disclosures related to the company’s auditors; the status of the company’s 8k, 10k, and other filings with the SEC and NASDAQ; participation by the company, CFO, investment banker, trader and research analysts in conferences, road shows, conference calls and 1-on-1 telephone calls or in-person meetings; channel checks and/or visitation to prove-up real business operations; comments from money managers, investment banks and research analysts; and, review of the Bloomberg Chinese Reverse Mergers Index (CHINARTO:IND).  Consistent with the foregoing, the Trustees have adopted guidelines and instructions for the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. These guidelines are implemented by the Fund’s Fair Value Committee and Parr, which, subject to the oversight of the Adviser and the Fair Value Committee, reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund’s Board of Trustees rather than a market price, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.  The differences could be material.  As of April 30, 2011, sixteen (16) securities were fair valued as determined by the Board of Trustees.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b)         Halted Securities - At April 30, 2011, trading of certain securities owned by the Fund has been halted by their respective exchanges as follows:

Security Name	Date Halted
China Electric Motor, Inc.	03/24/2011
China Intelligent Lighting and Electronics, Inc.	03/24/2011
China Ritar Power Corp.	04/18/2011
HQ Sustainable Maritime Industries, Inc. Warrants	04/01/2011
NIVS IntelliMedia Technology Group, Inc.	03/24/2011
Universal Travel Group	04/12/2011

c)         Restricted Securities - The Fund may invest in restricted securities and warrants (“Restricted Securities”) through purchases of privately-offered securities of publicly traded companies located or doing business primarily in China. The investments in 49,968 shares and 3,997 warrants of Asia Green Agriculture Corp., 20,000 preferred shares of China Dredging Group and 3,111 shares of Moqizone Holding Corp., were initiated by Parr as private placement offerings. Other clients of Parr can also participate in private placements. The securities that are part of the private placement offerings are restricted from sale until such time as their registration becomes effective and the restrictions are lifted.

Parr, subject to the oversight and approval of the Adviser and the Fair Value Committee, determines the fair value price of Restricted Securities on a daily basis using, among other things, factors and criteria established by the Trustees. These factors and criteria include, without limitation, the nature and duration of the restrictions on the disposition of the Restricted Security; market trading in the applicable company’s publicly traded stock (the “Reference Stock”); government and economic matters affecting China; earnings per share; free cash flows; debt levels; revenue growth; and, information regarding the applicable company and its business. Using these factors and criteria, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. Using the Fair Value Pricing Instructions, Parr seeks to determine the price that is representative of the amount that the Fund might reasonably expect to receive for the Restricted Securities upon their current sale. Since the fair value of these Restricted Securities is determined pursuant to policies approved by the Trustees rather than by use of market prices, shareholders may receive more or less proceeds or shares from redemptions or purchases than they would if market prices were available for the Restricted Securities. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used, as of April 30, 2011 in valuing the Fund’s investments carried at fair value:

Security Classification (a)	The USX China Fund
Level 1
Common Stock	$4,497,423
Preferred Stock	342,400
Short Term Investments	361,779
Total Level 1	5,201,602

Level 2
Common Stock (b)	28,031
Preferred Stock (b)	11,666
Warrants (b)	110,160
Total Level 2	149,857

Level 3
Common Stock (b)	967,315
Preferred Stock (b)	220,000
Total Level 3	1,187,315
Total Investments	$6,538,774

(a)	For a detailed break-out by major industry classification of all securities held by the Fund please refer to the Schedule of Investments.
(b)
Certain securities and warrants are valued at fair value as determined by Parr using procedures approved by the Board of Trustees. The sale of certain of these securities is restricted until certain regulatory filings are approved.

The following amounts were transfers in/(out) of Level 2 assets:

	Common Stock	Preferred Stock	Totals

Transfers into Level 2 from Level 1	$-	$-	$-
Transfers from Level 2 into Level 1	(469,700)	-	(469,700)
Net Transfers in/(out) of Level 2	$(469,700)	$-	$(469,700)

There were no transfers from Level 1 to Level 2.  Transfers that were made out of Level 2 represent securities no longer being fair valued by Parr using observable inputs and are now being valued using quoted prices in active markets.  Transfers between levels are recognized as of the end of the reporting period.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Common Stock	Preferred Stock	Totals

Beginning balance April 30, 2010	$350,000	$-	$350,000
Total realized gain/(loss)	-	-	-
Change in unrealized depreciation	(151,662)	-	(151,662)
Cost of purchases	623,012	220,000	843,011
Proceeds from sales	-	-	-
Net transfers in/(out) of level 3	145,965	-	145,965
Ending balance April 30, 2011	$967,315	$220,000	$1,187,315

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The total change in unrealized depreciation included in the statement of operations attributable to level 3 investments still held at April 30, 2011 was as follows:

	Common Stock	Warrants	Totals

Change in unrealized depreciation	$(151,662)	$-	$(151,662)

c)         Federal Income Taxes - The Trust’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended April 30, 2011, the Fund did not have a liability for any unrecognized tax expenses.  The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended April 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. Federal tax authorities for tax years before 2008. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware state.

d)         Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains. For the year ended April 30, 2011, net investment loss in the amount of $247,986 was reclassified to paid-in capital. This reclassification had no effect on net assets.

e)         Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)         Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

g)         Subsequent Events - In accordance with GAAP, management has evaluated subsequent events through the issuance of the financial statements and has noted no such events.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for The USX China Fund Class A shares for the year ended April 30, 2011 were as follows:

	Class A
	Shares	Amount
Sold	115,904	$917,963
Reinvested	-	-
Redeemed	(570,528)	(4,869,716)
Net Decrease	(454,624)	$(3,951,753)

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

2.	CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for The USX China Fund Class C shares for the year ended April 30, 2011 were as follows:

	Class C
	Shares	Amount
Sold	1,709	$15,885
Reinvested	-	-
Redeemed	(63,991)	(545,521)
Net Decrease	(62,282)	$(529,636)

Transactions in shares of capital stock for The USX China Fund Class A shares for the year ended April 30, 2010 were as follows:

	Class A
	Shares	Amount
Sold	216,468	$2,055,032
Reinvested	-	-
Redeemed	(795,453)	(7,309,216)
Net Decrease	(578,985)	$(5,254,184)

Transactions in shares of capital stock for The USX China Fund Class C shares for the year ended April 30, 2010 were as follows:

	Class C
	Shares	Amount
Sold	23,341	$258,840
Reinvested	-	-
Redeemed	(46,622)	(495,470)
Net Decrease	(23,281)	$(236,630)

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) for The USX China Fund were as follows:

Purchases	Sales
$12,961,972	$18,189,207

There were no government securities purchased or sold during the year.

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Adviser became the investment adviser for the Fund on March 15, 2011 pursuant to an Interim Investment Advisory Agreement. That agreement was superseded by a new Investment Advisory Agreement (“Advisory Agreement”) that was approved by the Trustees on March 14, 2011 and by the Shareholders of the Fund at a meeting held on June 17, 2011. Prior to March 15, 2011, the Former Adviser provided investment management services to the Fund. Pursuant to the Advisory Agreement, the Adviser provides investment management services to the Fund in accordance with its investment objectives, policies and restrictions. As compensation for the investment advisory services provided to the Fund, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund. For the period from May 1, 2010 through March 14, 2011, the Former Adviser earned $150,318 of advisory fees. For the period from March 15, 2011 through April 30, 2011, the Adviser earned $12,199 of advisory fees.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Effective March 15, 2011, the Adviser and the Fund have entered into an Expense Limitation Agreement (“Expense Agreement”) under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan). Prior to March 15, 2011 the Former Adviser and the Fund had entered into a substantially similar Expense Agreement. It is expected that the Expense Agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Pursuant to the Expense Agreement, the Adviser and Former Adviser have agreed to reimburse the Fund to the extent that total annualized expenses exceed 2.00% of the Fund’s average daily net assets. For the period from May 1, 2010 through March 14, 2011, the Former Adviser waived advisory fees of $149,794. For the period from March 15, 2011 through April 30, 2011, the Adviser waived advisory fees of $12,199 and reimbursed expenses of $11,287. At April 30, 2011, the Adviser and Former Adviser owed the Fund $16,838 and $11,287, respectively under the Expense Agreement.

Effective March 15, 2011, the Adviser has retained the Former Adviser to serve as the sub-adviser to the Fund. The Adviser has agreed to pay the Former Adviser an annual sub-advisory fee of 0.35% of the average daily net assets of the Fund.

One trustee of the Fund is also an officer of the Adviser. Certain officers of the Fund are also employees of the Adviser and Sub-Adviser.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with Matrix 360 Administration, LLC (formerly Matrix Capital Group, Inc.) (“Matrix”). Pursuant to the ICSA, Matrix will provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services.

For its services, Matrix receives a minimum fee of $6,250 per month, plus out of pocket expenses.  In addition, the following asset based fees will apply at the following breakpoints: 0.10% on assets between $20 million and $50 million; 0.075% on the next $50 million; 0.05% on the next $100 million; 0.03% in excess of $200 million of daily net assets. For the year ended April 30, 2011, Matrix earned $87,284, with $8,422 remaining payable at April 30, 2011.

Pursuant to the ICSA, Matrix will provide chief compliance officer services to the Fund.  For these services Matrix will receive a fee of $18,000 per year, plus out of pocket expenses. For the year ended April 30, 2011, Matrix earned $18,000 with $1,500 remaining payable at April 30, 2011.

Certain officers of the Fund are also employees of Matrix.  An officer of Matrix is also an officer of the Adviser.

The Fund has entered into a Distribution Agreement with Matrix Capital Group, Inc. (“Matrix Capital”). Pursuant to the Distribution Agreement, Matrix Capital will provide distribution services to the Fund. Matrix Capital serves as underwriter/distributor of the Fund. Pursuant to the Distribution Agreement, Matrix receives $7,200 per year from the Fund. Distribution fees paid to Matrix Capital were paid from accruals made pursuant to Rule 12b-1 under the 1940 Act.

An officer of Matrix Capital is also an officer of the Adviser.

A separate plan of distribution has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares. With respect to Class A shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% annually of the Fund’s average net assets, and up to 1.00% annually of the Fund’s average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Fund’s shareholders. Under the plan the Fund may pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plans for the Class A and Class C shares in The USX China Fund took effect September 23, 2005 and July 1, 2005, respectively. For the year ended April 30, 2011, the Fund accrued $6,601 in 12b-1 expenses attributable to Class C shares. For the year ended April 30, 2011, the Fund accrued $30,853 in 12b-1 expenses attributable to Class A shares.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

5.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at April 30, 2011 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$ 10,374,114	$ 258,132	$ (4,093,472)	$ (3,835,340)

The difference between book basis unrealized depreciation and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

As of April 30, 2011, the Fund’s components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	$(3,835,340)
Capital Loss Carryforwards	(6,295,912)
Distributable Earnings, Net	$(10,131,252)

The carryforward losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of post-October losses.

Under current tax law, net capital losses realized after October 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. As of April 30, 2011 the Fund elected to defer net capital losses as indicated in the chart below.

Capital Loss Carryforwards Expiring				Post-October Losses
2017	2018	2019	Total	Deferred	Utilized
$ (2,967,345)	$ (418,788)	$ (2,909,779)	$ (6,295,912)	$ -	$ (1,200,556)

6.	CONCENTRATION OF RISK

The USX China Fund will normally invest over 80% of its assets in stocks issued by companies listed on U.S. exchanges whose principal business is located in or centered on the People’s Republic of China. Investing in companies from one geographic region may pose additional risks inherent to a region’s economic and political situation.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2011, Sterne, Agee & Leach, Inc. held 62.67%% of The USX China Fund Class A shares in an omnibus account for the sole benefit of its customers. As of April 30, 2011, Sterne, Agee & Leach, Inc. held 88.47% of The USX China Fund Class C shares in omnibus accounts for the sole benefit of their customers.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

360 Funds	ANNUAL REPORT
The USX China Fund
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2011

9.	SUBSEQUENT EVENTS

A Special Meeting of Shareholders was held on June 17, 2011 to consider and approve the following:

1. Appointment of Matrix 360 Advisor, LLC as investment adviser to the Fund.
2. Appointment of Parr Financial Group, LLC as the sub-adviser to the Fund.
3. The election of four nominees to serve as members of the Board of Trustees of the Trust

Approval of the proposals required a separate vote by shareholders of the Fund to bind the Fund. Approval required the affirmative vote of “a majority of the outstanding voting securities” of the Fund as that term is defined under the 1940 Act. This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

Unaudited:  At the Special Meeting of Shareholders, The USX China Fund had 55.07% of shareholders entitled to vote present by proxy. The proposals were approved by the Shareholders of the Trust with voting results as follows:

	For	Against	Abstain

Advisory Agreement	578,333	4,243	19,445
Sub-Advisory Agreement	576,994	4,424	20,603
Board of Trustees Nominees	592,729	-	9,292

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The USX China Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The USX China Fund (the “Fund”), a series of the 360 Funds (formally known as the Parr Family of Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The USX China Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 20, 2011

360 Funds	ANNUAL REPORT
The USX China Fund
Additional information (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commissions website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commissions website at http://www.sec.gov.

           Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information – The tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2012 to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their own tax advisors.

Total Fund operating expense ratios as stated in the current Fund prospectus dated August 29, 2010 for the Class A and Class C shares were as follows:
The USX China Fund Class A shares, gross of fee waivers or expense reimbursements	2.97%
The USX China Fund Class A shares, after waiver and reimbursement***	2.25%
The USX China Fund Class C shares, gross of fee waivers or expense reimbursements	3.72%
The USX China Fund Class C shares, after waiver and reimbursement***	3.00%

*** The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, costs of investing in underlying funds and extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to 2.00% of the average daily net assets of the Fund through September 30, 2012. Total Gross Operating Expenses for the year ended April 30, 2011 were 3.58% for the Class A shares and 4.33% for the Class C shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the year ended April 30, 2011. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

Consideration and Approval of Proposed New Advisory Agreement

At its meeting held on March 14, 2011, the Board of Trustees considered the proposed appointment of Matrix 360 as advisor to the Fund.  The Board, including the Independent Trustees voting in person, voted unanimously to approve the Proposed Advisory Agreement between Matrix 360 and the Fund and to recommend approval of the Proposed Advisory Agreement to the shareholders of the Fund.

In considering the Proposed Advisory Agreement, the Board took into account a variety of factors and reviewed a significant amount of information. The Board also evaluated and considered, among other things, written information contained in a memorandum provided in advance of the meeting by Matrix 360, which included, without limitation, a summary of the proposal, information about Matrix 360, its principals and affiliates, and their past advisory experience (the “Matrix Memorandum”).

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusion with respect to the Proposed Advisory Agreement.

The Board noted that, at the time of the meeting, Matrix 360’s affiliated entity, Matrix Capital, whose ownership and portfolio management personnel are similar to Matrix 360, is also a registered investment adviser that provides investment advice and portfolio management for unit investment trusts, and the Board reviewed performance information related to the unit investment trusts.  Matrix 360’s managing member was available to answer the Board’s questions in regards to Matrix 360.  The Board discussed with Matrix 360’s advisory experience, their experience servicing mutual funds in the administration and broker-dealer areas since 2004, their financial resources, their existing relationships with other financial institutions and service providers, their investment adviser experience, their enhanced research tools that would be shared with Parr as portfolio manager for the Fund and their potential to enhance the Fund’s current distribution network and to ultimately grow the Fund’s assets.

360 Funds	ANNUAL REPORT
The USX China Fund
Additional information (Unaudited)

In addition, the Board noted that if approved by the Fund’s shareholders, Matrix 360 would retain Parr as the Fund’s sub-advisor, such that Parr would continue to be responsible for the Fund’s day-to-day portfolio management. The Board considered that as investment adviser, Matrix 360 would supervise Parr and provide operations, compliance and administrative support to Parr and the Fund.  The Board also noted that the terms of the Proposed Advisory Agreement were substantially the same as the Fund’s previous advisory agreement with Parr.

Furthermore, in deciding on whether to approve the Proposed Advisory Agreement, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by Matrix 360.  In this regard, the Board reviewed the services to be provided by Matrix 360 to the Fund including, without limitation, its procedures for serving as investment adviser to the Fund and assuring compliance with the Fund’s investment objective and limitations, its proposed coordination of services among the Fund’s service providers, its compliance procedures and practices, and its proposed efforts to promote the Fund and assist in its distribution.  The Board noted that Matrix Capital employees already serve the Trust as chief compliance officer and assistant treasurer, and that Matrix 360 had indicated, if needed, it would in the future provide from among its employees officers who will serve as officers of the Trust without additional compensation from the Fund.  After reviewing the foregoing information and further information provided in the Matrix Memorandum (e.g., descriptions of Matrix’s business and Matrix 360’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Matrix 360 are satisfactory and adequate for the Fund.

(ii)
The investment performance of Matrix 360’s management.  Matrix 360 is a newly formed registered investment adviser, and does not have a performance record.  However, because Matrix 360 shares similar ownership and portfolio management personnel with Matrix Capital, the Board reviewed the performance of current and recent clients of Matrix Capital with the performance of benchmark indices and comparable peer group indices and considered this performance in the context of the investment oversight responsibility that Matrix 360 will have with respect to Parr.  Specifically, while recognizing that the management of a unit investment trust has limited applicability to the services Matrix 360 would provide as investment adviser for the Fund since it does not involve ongoing active investment management, the Board nevertheless considered Matrix Capital’s performance information in evaluating the capabilities of Matrix 360 personnel to fulfill their proposed role overseeing management of the Fund.  After discussing Matrix Capital’s experience in managing unit investment trusts, its historical investment performance, the expectation that Matrix 360 will supervise Parr in the management of the Fund and other factors, the Board concluded that the investment performance of Matrix 360’s portfolio management personnel (based on prior activities for Matrix Capital) has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Matrix 360 and its affiliates from the relationship with the Fund.  In this regard, the Board considered Matrix 360’s staffing, personnel, and methods of operating; Matrix 360’s compliance policies and procedures; the financial condition of Matrix 360 and the level of commitment the principal of Matrix 360 would have to the Fund and Matrix 360; the asset levels of the Fund; and the overall expenses of the Fund.  The Board discussed the Fund’s proposed Expense Limitation Agreement with Matrix 360, and considered that the proposed Expense Limitation Agreement with Matrix 360 is substantially similar to the Fund’s Expense Limitation Agreement with Parr.

The Board also considered potential benefits to Matrix 360 in managing the Fund, including promotion of Matrix 360’s name.  The Board compared the expense cap of the Fund to a peer group of other funds comparable to the Fund in terms of the type of fund and the nature of the investment strategy and markets invested in, among other factors.  The Board determined that, while the Fund’s expense cap is higher than the other funds, the expense cap is nonetheless reasonably close to the average expense cap of its peer group, especially when considering that the Fund has among the least assets under management of the peer group and invests solely in companies in mainland China.

Following the foregoing comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Matrix 360 by the Fund are fair and reasonable in relation to the nature and quality of the services to be provided by Matrix 360.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors.  In this regard, the Board considered that the Fund’s proposed fee arrangements with Matrix 360 involve both a management fee and an Expense Limitation Agreement.  The Board determined that the Fund has experienced benefits from a similar Expense Limitation Agreement in prior years.  The Board noted that, while the management fee would remain the same at all asset levels, the Fund will benefit from economies of scale under its agreements with service providers other than Matrix 360.  Additionally, the Fund has experienced benefits from the most recent similar Expense Limitation Agreement and, due to the size of the Fund, the Fund would likely continue to experience benefits from the proposed Expense Limitation Agreement until the Fund grows to a level where Matrix 360 would receive its full fee.  Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s proposed fee arrangement with Matrix 360 would provide benefits through the proposed Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s proposed arrangement with Matrix 360 is fair and reasonable.

360 Funds	ANNUAL REPORT
The USX China Fund
Additional information (Unaudited)

Conclusion

Based on its review, including its consideration of the fact that Matrix 360’s compensation under the Proposed Advisory Agreement is the same as the compensation previously paid to Parr as the Fund’s investment adviser, the Board concluded that the Proposed Advisory Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Matrix 360 to the Fund and its shareholders, and that approval of the Proposed Agreement was in the best interest of the Fund and its shareholders.

Consideration and Approval of Proposed Sub-Advisory Agreement

At its meeting held on March 14, 2011, the Board of Trustees considered the proposed appointment of Parr as sub-advisor to the Fund.  The Board, including the Independent Trustees voting in person, voted unanimously to approve the Proposed Sub-Advisory Agreement between Matrix 360 and Parr and to recommend approval of the Proposed Sub-Advisory Agreement to the shareholders of the Fund.

In considering the Proposed Sub-Advisory Agreement, the Board took into account a variety of factors and reviewed a significant amount of information, including information received at prior meetings of the Board. The Board also evaluated and considered, among other things, written information contained in a memorandum provided in advance of the meeting by Parr, including, without limitation, Parr’s Form ADV and information related to Parr’s past investment performance (the “Parr Memorandum”), as well as answers to questions posed by the Board to the managing member of Parr, who was present at the meeting. The Board discussed Parr’s past performance, Parr’s proposed services as sub-advisor to the Fund and Parr’s approval of the Matrix 360 proposal.

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  In deciding on whether to approve the Proposed Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(i)
The nature, extent, and quality of the services to be provided by Parr.  In this regard, the Board reviewed the services to be provided by Parr to the Fund including, without limitation,  a review of its past investment advisory services to the Fund as its investment adviser, its coordination of services among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution.  The Board noted that Parr employees currently serve as officers of the Trust for no additional consideration, and that Mr. Parr plans to remain as the portfolio manager for the Fund. The Board discussed the experience of Parr and the firm’s expertise in the markets in which Chinese companies sell securities.  The Board also considered the terms of the Proposed Sub-Advisory Agreement and the responsibilities of Parr, noting that it would continue to be responsible for day-to-day management of the investment operations and composition of the Fund’s portfolio in accordance with the Fund’s investment objective and strategies as stated in its Prospectus and Statement of Additional Information. The Board considered that Matrix 360, in its capacity as investment adviser of the Fund, would oversee the investment sub-advisory services performed by Parr, and would be ultimately responsible for providing portfolio management services to the Fund. After reviewing the foregoing information and further information provided in the Parr Memorandum (e.g., descriptions of Parr’s business and Parr’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Parr as sub-advisor to the Fund are satisfactory and adequate for the Fund.

(ii)
The investment performance of Parr.  In this regard, the Board reviewed information about the performance of the Fund since Parr became its adviser in August 2007.  The Board compared Parr’s past performance as the Fund’s adviser to the performance of comparable funds managed by other advisers and comparable peer group indices.  The Board also considered the consistency of Parr’s past management of the Fund with the Fund’s investment objective and policies.  Following discussion of the short and long-term investment performance of the Fund, Parr’s experience in managing the Fund and separate accounts, Parr’s historical investment performance and other factors, and the applicability of the foregoing to Parr acting as sub-advisor to the Fund, the Board concluded that the investment performance of Parr as adviser to the Fund has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by Parr and its affiliates from the relationship with the Fund.    In considering the costs of the services to be provided and profits to be realized by Parr and its affiliates from the relationship with the Fund, the Trustees considered Parr’s staffing, personnel, and methods of operating; the education and experience of Parr’s personnel; Parr’s compliance policies and procedures; the financial condition of Parr; the level of commitment to the Fund by Parr and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub-advisory fee payments.  The Trustees considered potential benefits for Parr in managing the Fund, including promotion of Parr’s name and the ability for Parr to place small advisory accounts of Parr into the Fund.  Trustees also reviewed the fees to be paid to Parr under the Proposed Sub-Advisory Agreement and noted that Matrix 360 will pay Parr, and that the Fund will have no responsibility for paying Parr as sub-advisor.

360 Funds	ANNUAL REPORT
The USX China Fund
Additional information (Unaudited)

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors.  In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees considered the fee arrangements between Matrix 360 and Parr.  The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, Matrix 360 is responsible for paying Parr under the Proposed Sub-Advisory Agreement and the Fund would receive the benefits of the sub-advisory arrangement at no additional cost.  Following further discussion, the Board of Trustees determined that Matrix 360’s fee arrangements with Parr were reasonable.

Conclusion

Based on its review, the Board concluded that the Proposed Sub-Advisory Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Parr to the Fund and its shareholders, and that approval of the Proposed Sub-Advisory Agreement was in the best interest of the Fund and its shareholders.

TRUSTEES AND OFFICERS (Unaudited)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald G. Wood	$4,250	None	None	$4,250
James W. McDowell, Jr.	$2,250	None	None	$2,250
Interested Trustees
Stephen L. Parr	None	Not Applicable	Not Applicable	None

*	Figures are for the fiscal year ended April 30, 2011.

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their position with the Trust or the Fund, and their principal occupation during the past five years, all as of April 30, 2011. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-244-6235.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Independent Trustees
Donald G. Wood 3103 Cambridge Hill Drive Dacula, Georgia 30019 Age 59	Trustee	Since Inception	Mr. Wood has provided business consulting services as a private consultant since February 1987.	One	None
James W. McDowell, Jr. 1400 Willow, No. 804 Louisville, KY 40204 Age 69	Trustee	Since Inception	Mr. McDowell has been the sole Principal and President of McDowell Associates, a business consulting firm, since 1993.	One	Mr. McDowell is a director of Fifth Third Bank Kentucky, a subsidiary of Fifth Third Bank.
Interested Trustees and Officers
Stephen L. Parr * 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 57	Trustee and President	Since Inception
Mr. Parr is currently the managing member and founder of Parr since July 2007.  Previously, he was portfolio manager for Pope Asset Management, LLC (“Pope”), the Fund’s previous investment manager, and served as vice president and a portfolio management consultant for Pope from 2001 to 2007.
				One	None

TRUSTEES AND OFFICERS (Unaudited) (continued)
Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held
Interested Trustees and Officers (continued)
Dorothy Westmoreland 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 63	Treasurer	Since August 1, 2007
Ms. Westmoreland is the Vice President and Office Manager of the Adviser.  From January 2006 through July 2007, she was employed as a sales assistant with Pope.  From December 2004 to January 2006, she worked for Shumaker Financial as a client services representative.
				N/A	None
Kimberly Story 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 44	Secretary	Since August 1, 2007
Ms. Story is currently Vice President of trading and operations and the Chief Compliance Officer for the Adviser.  She previously worked for Pope Asset Management, LLC as the Client Services and Trading Operations Manager from 2003 to 2007.
				N/A	None
David Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Age 64	Chief Compliance Officer Assistant Secretary	Since Inception Since March 2007	Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005.	N/A	None
Larry Beaver 630 Fitzwatertown Road Willow Grove, PA 19090 Age 42	Assistant Treasurer	Since March 2007	Mr. Beaver has been with Matrix Capital Group since February 2005 and currently is the Director of Fund Administration.	N/A	None
* Stephen L. Parr is deemed an interested trustee because he is employed by Parr Financial Group, LLC, the Sub-adviser to the Fund.

360 Funds
420 Lexington Avenue
Suite 601
New York, NY 10017

INVESTMENT ADVISER
Matrix 360 Advisor, LLC
420 Lexington Avenue
Suite 601
New York, NY 10017

INVESTMENT SUB-ADVISER
Parr Financial Group, LLC
5100 Poplar Avenue
Suite 3117
Memphis, TN 38137

ADMINISTRATOR & TRANSFER AGENT
Matrix 360 Administration, LLC
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

DISTRIBUTOR
Matrix Capital Group, Inc.
420 Lexington Avenue
Suite 601
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145-1524

LEGAL COUNSEL
Kilpatrick, Townsend & Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, GA 30309

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.
a. The registrant has, as of the end of the period covered by this report, adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
b. During the period covered by this report, there were no amendments to any provision of the Code of Ethics.
c. During the period covered by this report, there were no waivers or implicit waivers of a provision of the Code of Ethics.
d. The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a. Audit Fees
The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,900 and $17,850 for the fiscal years ended April 30, 2011 and 2010, respectively.
b. Audit related fees
There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
c. Tax Fees
The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 and $2,500 for the fiscal years ended April 30, 2011 and 2010, respectively.
d. All other fees
There were no other fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraph (a) through (c) of this item.
e. The Trust has pre approval policies and procedures.  100% of services described in (b) through (d) were pre-approved by the Audit Committee.
f. All work is performed by permanent employees of Cohen Fund Audit Services, Ltd.
g. There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser, that provides ongoing services to the registrant during the last two fiscal years.
h. There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT
Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS
(1) Code of Ethics for Principal executive and Senior Officers of the 360 Funds (formerly the Parr Family of Funds) is filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(3) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By Christopher F. Anci	/s/ Christopher F. Anci
President,
Date: July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Christopher F. Anci	/s/ Christopher F. Anci
President
Date: July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By David F. Ganley	/s/ David F. Ganley
Treasurer
Date: July 22, 2011